                                                                  EXHIBIT 10.8

                    LICENSED SOFTWARE TERMS AND CONDITIONS
                    --------------------------------------

Ford Motor Company, a Delaware corporation with principal offices located at The American Road, Dearborn, Michigan 48121, on behalf of itself and Ford Associated Companies as defined below (hereinafter collectively referred to as "Ford") and Plumtree Software, Inc., a California corporation with principal offices located at 500 Sansome St San Francisco CA 94111 (hereinafter referred to as "Licensor") agree as follows with respect to the software described on Attachment A hereto ("Software"). A "Ford Associated Company" is a company, foreign or domestic, at least 50% of whose capital, (including Mazda) assets or voting stock is owned or controlled by Ford. A Ford Associated Company which licenses software from Licensor or purchases goods and services under this Agreement will be bound to the terms and conditions of this Agreement.

     1.   LICENSE. Licensor grants to Ford, and Ford hereby accepts, a
          -------
nonexclusive license to use the Software and related documentation in accordance with the terms and conditions set forth herein. Ford's use of the Software will be limited to the computer system, computer site or, Local and/or Wide Area Network described on Attachment A or the face of a Purchase Order. Ford may transfer its use of the Software to a backup or replacement computer system, site or network on a temporary or permanent basis, provided that Ford gives Licensor notice of such transfer and discontinues its use on the original computer system, site or network. Ford may also transfer or assign this Agreement, the Software and related documentation on a permanent basis provided that written notice of the transfer is given to Licensor and the transferee reads and agrees to accept the terms and conditions of this Agreement. Licensee may not, nor allow any third party to: (i) decompile, disassemble, or reverse engineer the Software except to the extent expressly permitted by applicable law without Plumtree's consent; (ii) remove any product identification or proprietary rights notices; (iii) lease, lend, use the Software for timesharing or service bureau purposes; or (iv) otherwise use or copy the Software except as expressly provided herein.

     2.   TERM. The term of this license are set forth on Attachment A.
          ----

     3.   PERMISSION TO MODIFY OR COPY. The Software and related documentation
          ----------------------------
may be copied by Ford in written or machine readable form in whole or in part for use in understanding the Software, for backup or archive purposes and for purposes of installation on authorized workstations. Ford may modify any Software for its own uses and may integrate the Software into other software programs, provided that all copies and modifications of the Software will be destroyed upon termination or expiration of this license. All copies and modifications of the Software made by Ford will include any copyright and confidential property notices included by Licensor in the Software.

     4.   CONFIDENTIALITY. (a) Ford will use reasonable care to prevent
          ---------------
disclosing to others trade secrets of Licensor that are identified by written notice and embodied in the Software or related documentation for a period of [***] years following termination or expiration of this Agreement. "Reasonable care" shall mean that care which Ford normally uses to protect its own software of a similar nature. Ford's obligations under this Paragraph will not apply to portions of the Software and related documentation which were or become part of the public domain, which are previously known to Ford, or which are independently developed by Ford.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

          (b) Ford will not provide the Software and related documentation to any person, other than Ford employees, without Licensor's prior written consent, except during the period any such person is performing services for Ford pursuant to a contract or purchase order with Ford.

     5.   INDEMNITY. Licensor warrants that the transfer to Ford [***] and
          ---------
related documentation will not infringe any proprietary rights (including patents, copyrights, trademarks and trade secrets) of any other entity. Licensor will indemnify and defend Ford from any claim, liability and expense, including attorneys' fees, arising out of any breach of the foregoing warranty, provided that Ford notifies Licensor in a timely fashion of such claim. In the event a claim of infringement is asserted, Licensor may replace or modify the Software to make it non-infringing, provided that Ford agrees that such replacement or modification achieves the substantive results of the original version of the Software, or Licensor may procure at its expense a license for Ford to use the rights allegedly infringed. Regardless of the basis of recovery claimed, whether under any contract, negligence, strict liability or other theory, Plumtree's aggregate liability, with respect to any and all subject matters of the Agreement or any attachment, or terms and conditions related thereto will be only for (A) indemnification payments referred to in this section, (B) bodily injury (including death) and damage to real and tangible personal property and (C) the amount of any other direct damages or loss up to the amount of [***] the total license and maintenance fees paid by Licensee for the Software.

     6.   OWNERSHIP. Ford acknowledges Licensor's representation that Licensor
          ---------
owns the Software and the copyrights covering such Software and Ford will not make any claim contrary to Licensor's ownership of the Software.

NEW DEVELOPMENTS:

     Work Made for Hire.  (a) Any work of authorship created by Seller in
     ------------------
performing the services hereunder shall be considered as a specially ordered or commissioned "Work made for hire" and all copyrights for such works of authorship shall belong to Buyer. In the event any portion of any work of authorship created by the Seller in performing the services hereunder does not qualify as "Work made for hire," Seller hereby assigns or, if Seller has failed to previously secure ownership of all copyrights in such portion, will obtain title and assign all copyrights to such work to Buyer.

          (b) All such works of authorship shall bear a valid copyright notice designating Ford Motor Company as the copyright owner.

          (c) With regard to works of authorship created prior to performing the services hereunder for which copyrights are owned or controlled by Seller or for which Seller has rights to grant copyright licenses and which are included in any works of authorship fixed in any tangible medium of expression (including, without limitation, audio-visual works, computer programs, writings, drawings, prints, manuals and specifications) furnished to Buyer or any of Buyers subsidiaries hereunder, Seller hereby grants to Buyer and its domestic and foreign subsidiaries an irrevocable, nonexclusive, paid-up, worldwide license in accordance with Paragraph #1.

     Title To Inventions.  Every invention, discovery and improvement made,
     -------------------
conceived or reduced to practice in performing contract services belong to Buyer, without further consideration, and shall be reported to Buyer promptly. Upon request, Seller shall execute all documents and papers, and shall furnish all reasonable assistance required (i) to establish in Buyer title to such inventions, discoveries and improvements and (ii) to enable Buyer to apply for United States and foreign patents thereon.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

     7.   WARRANTIES. (a) Licensor warrants that the Software and related
          ----------
documentation conforms with all written specifications furnished to Ford by Licensor in connection with this Agreement, including any user manual, and that the Software is compatible with and will operate on the computer system or computer site described on Attachment A hereto. Upon Ford's request, Licensor will correct promptly at no additional charge to Ford each variance of the Software from the written specifications, and any programming error attributable to Licensor. The preceding warranty will not apply if: (i) the Software is not used in accordance with the Documentation; (ii) the Software or any part thereof has been modified without the prior written consent of Plumtree; or (iii) a defect in the Software has been caused by any of Licensee's malfunctioning equipment.

          (b) Licensor warrants that any services rendered by Licensor will be performed in a professional manner by qualified personnel.

          (c) Licensor's warranties are limited to those set forth in this Agreement and do not include any other express or implied warranties, including implied warranty of merchantability and fitness for a particular purpose.

     8.   SUPPORT AND MAINTENANCE. Licensor will provide Ford with updates,
          -----------------------
enhancements, modifications or changes to the Software which are available from Licensor. In addition, Licensor will provide the maintenance and support services as specified on Attachment A and B hereto.

     9.   YEAR 2000 COMPLIANCE WARRANTY. Licensor represents and warrants that
          -----------------------------
the Software will operate prior to, during, and after the calendar year 2000 A.D., without error relating to date data, specifically including but not limited to any error relating to calculations, sorting, interpretation, processing or acceptance of date data which represents or references different centuries or more than one century. The Year 2000 Compliance Warranty set forth in this paragraph shall begin as of the date of the License Agreement and end on the date after January 1, 2000, subsequent to which the Software has operated without a breach of the Year 2000 Compliance Warranty for a consecutive six month period.

Ford acknowledges and agrees that Licensor does not warrant the Software for Year 2000 Compliance in combination with other third party software, except to the extent that such combination is warranted in Licensor's written specifications.

     10.  WAIVER OF LIMITATION OF LIABILITY. Any provisions of the License
          ---------------------------------
Agreement which tend to limit or eliminate the liability of either party shall have no application with respect to the Year 2000 Compliance Warranty set forth herein.

     11.  TERMINATION. Ford may terminate this Agreement upon written notice
          -----------
furnished to Licensor no less than [***] prior to the date of termination specified in such notice. Upon any such termination, all of Licensee's right to use the Software shall immediately cease and Licensee shall promptly return to Plumtree or destroy all copies of the Software and Documentation. Licensor may terminate this Agreement only for a material breach by Ford of the terms and conditions of this Agreement upon written notice to Buyer, which is given no less than [***] prior to an effective date of termination, and which specifies the nature of such breach. If Ford cures such breach prior to the effective date of termination, this Agreement shall not terminate and will continue in full force and effect.

     12.  GENERAL
          -------
(a) Licensee is responsible for the cost of shipping, for payment of all applicable sales, use and other taxes and all applicable export and import fees, customs duties and similar charges (other than taxes based on Licensor's net income) arising from the payment of license or maintenance fees or the

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

delivery or license of the Software or maintenance services. Licensee will make all payments without reduction for any withholding taxes, which taxes shall be Licensee's sole responsibility, and Licensee will provide Plumtree with such evidence as Plumtree may reasonably request to establish that such taxes have been paid.

(b) The Software is subject to U.S. export control laws and regulations and Licensee agrees to comply with all such applicable laws and regulations.

     13.  ENTIRE AGREEMENT. The terms and conditions of this Agreement,
          ----------------
together with the terms and conditions set forth on Attachment A hereto, constitute the entire Agreement between Ford and Licensor with respect to license and support of the Software. This Agreement shall be governed by the laws of Ford's principal place of business without regard to the conflict of laws provisions thereof, and all litigation on contractual clauses will be brought only in a court of appropriate jurisdiction in that location. For Ford Motor Company, a Delaware corporation, and any U.S. subsidiary, joint venture or other operation located in the U.S., the principal place of business will be deemed to be Michigan.



Agreed and accepted by:

       LICENSOR                             FORD MOTOR COMPANY

By:  /s/ PETER SEIDENBERG              By:  /s/ JOHN LA DUKE
   -------------------------------        --------------------------------------
         Peter Seidenberg                       John La Duke
   -------------------------------        --------------------------------------

Its:     Director of Finance           Its: Software and Development Buyer, 4732
    ------------------------------         -------------------------------------

Date:    5/12/2000                     Date:        5/12/2000
     -----------------------------          ------------------------------------

                                 ATTACHMENT A

DESCRIPTION OF SOFTWARE:

Enterprise-wide perpetual Corporate Portal Software license with annually renewable maintenance

TERM OF LICENSE: Perpetual License and annually renewable maintenance

Check all that Apply
--------------------

INSTALLATION: _______ Performed by Ford

                 X    Performed by Licensor
                 -

SUPPORT PROVIDED BY LICENSOR:

     Description of Services: Implementation and extension of product

     Term: As needed

ADDITIONAL TERMS AND CONDITIONS:



     LICENSOR                               FORD MOTOR COMPANY


By: /s/ PETER SEIDENBERG               By: /s/ JOHN LA DUKE
   -------------------------------        --------------------------------------

        Peter Seidenberg                       John La Duke
   --------------------------------        -------------------------------------

Its:   Director of Finance             Its:    Purchasing Supervisor
    -------------------------------        -------------------------------------

Date:     5/12/2000                    Date:       5/12/2000
     ------------------------------         ------------------------------------

                                 ATTACHMENT B

This attachment relates to and is incorporated into the above-referenced Software License Agreement between Plumtree Software Incorporated ("Plumtree") and Ford Associated Companies, the named Licensee (the "Agreement"). Capitalized terms not specifically defined below have the same meaning as in the Agreement.

1. DEFINITIONS "Gadget" means an individual module of code created to complete a specific task or present a specific aggregate of data associated with a specific software platform.

2. MAINTENANCE SERVICES. In consideration for the fees described in the Product Schedule, Addendum C, Plumtree will provide the services described below ("Maintenance Services") Maintenance Support includes support of both the Plumtree corporate Portal Software and all the associated Gadgets.

(a)  24 by 7 Telephone Support. Plumtree shall provide Licensee technical
     -------------------------
assistance 24 hour a day, 7 days a week (except for Holidays) by telephone with the installation and use of the Software, the identification of Software and/or Documentation problems and the reporting of Bugs. Licensee shall designate 2 contacts per 25,000 users to request and receive telephone support services from Plumtree. Additional Licensee contacts can be designated in the Product Schedule, Addendum C, for Plumtree's then current fee. Licensee shall notify Plumtree in writing of any changes to the designated Licensee contacts.

(b)  Supplemental Support. 24 by 7 telephone support does not include assistance
     --------------------
with Plumtree Server API, Plumtree Server Active Server Pages and other products for which separate fees are charged, as indicated in the Product Schedule, Addendum C. Licensee may designate contacts to receive telephone support services specific to use of Plumtree Server API, Plumtree Server Active Server Pages or such other products, as indicated on the Product Schedule, for Plumtree's then current annual fee for each contact.

(c)  Software Updates.  Plumtree will make available to Licensee each minor and
     ----------------
major functional release of the Software, that Plumtree makes generally available without additional charge to its maintenance customers and which is intended to replace a prior Software release. Plumtree shall make available to Licensee one (1) copy of the machine-readable Software for each Server Location. A major functional release is indicated by a change in the first digit of a version number, e.g. from 4.0.0 to 5.0.0; a minor functional release is indicated by a change in the second digit, e.g. from 4.0.0 to 4.1.0. Maintenance releases, which are indicated by a change in the third digit of a version number, e.g. from 5.0.1 to 5.0.2, are provided as needed in response to Licensee inquiry.

(d)  Bug Fixes. Plumtree shall exercise commercially reasonable efforts to
     ---------
correct any reproducible malfunction of the Software reported to Plumtree by Licensee that prevents the Software from performing in accordance with the operating specifications described in the then current Documentation (a "Bug").

3.   CONDITIONS OF SERVICE

(a)  Retirement of Releases. Plumtree provides Maintenance Services for a
     ----------------------
Software product version from the date the version becomes generally available until such version is retired. Plumtree retires prior commercial releases of the Software (i.e. discontinue problem determination and Bug fixes) as follows: (i) one month after the commercial release of the subsequent maintenance release;
(ii) no sooner than two (2) months after the commercial release of a new minor functional release; (iii) no sooner than six (6) months after the commercial release of a new major functional release. In all events, however, Plumtree will provide telephone support services with respect to questions regarding the "how-to" use of a retired release of the Software for six (6) months following its retirement.

(b)  Use of Software. Licensee's use of any Software provided by Plumtree as
     ---------------
part of Maintenance Services shall be governed by the terms of the Agreement. Plumtree may change the services included in Maintenance Service at any time, effective as of the commencement of any renewal period.

4.   TERM AND TERMINATION

(a)  Term. Maintenance Service shall be provided for a term of one (1) year from
     ----
the delivery date of Software under Licensee's initial Product Schedule and shall be extended each year for one (1) additional year unless terminated by either party as provided herein.

(b)  Termination. Licensee may terminate Maintenance Service at the end of the
     -----------
term by giving written notice to Plumtree at least [***] days prior to the end of any such term. Plumtree may suspend or cancel Maintenance Service if Licensee fails to make payment pursuant to the Product Schedule, Addendum C. Either party may terminate Maintenance Service if the other party breaches any material

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

term or condition of the Maintenance Service terms and conditions and the breach is not remedied within [***] after receiving written notice of the breach. In the event the Agreement is terminated, Maintenance Service will also terminate automatically.

5.   FEES AND PAYMENT

(a)  Fees. The fee for the first year of Maintenance Service for any Software
     ----
licensed is specified in the applicable Product Schedule. For Software licensed after Licensee's initial order, the term of Maintenance Service will be set, and the fee will be pro-rated, so that the coverage periods for all Software licensed to Licensee and covered by Maintenance Services will coincide. When ordered, Maintenance Service must be ordered for all of the Software on a Product Schedule.

(b)  Payment.  Maintenance Service fees will be billed on an annual basis,
     -------
payable in advance and due within [***] Prox of the date of invoice.

(c)  Lapse of Coverage.  In the event that coverage for Maintenance Service
     -----------------
lapses as a result of either termination by Licensee for any reason or by Plumtree for Licensee's non-payment, renewal of such service will require payment by Licensee of a reinstatement fee to Plumtree equal to [***] of the sum of the fees for any previously unpaid contract period(s) plus full payment for the subsequent annual period.

6.   EXCLUSIONS.  Plumtree shall have no obligation to support:
(a)  Software modified without Plumtree's written consent;
(b)  Use of the Software other than in accordance with the Documentation;
(c) Software installed on any computer hardware or in combination with other software, except as specified in the Documentation.

7. SERVICE CONTRACTS. THESE TERMS AND CONDITIONS CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. THIS ATTACHMENT IS AN ADDITIONAL PART OF THE AGREEMENT AND DOES NOT CHANGE OR SUPERSEDE ANY TERM OF THE AGREEMENT EXCEPT TO THE EXTENT UNAMBIGUOUSLY CONTRARY THERETO.

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

                          PRODUCT SCHEDULE Addendum C
                          ---------------------------

          Product: Quantity = 1 copy - Plumtree Corporate Portal version 3.5 Number of user licenses: Unlimited Enterprise-wide License

1.   License Fee:

          Product                                     Quantity       Unit Price
          -------                                     --------       -----------
          Plumtree Corporate Portal version 3.5          [***]           [***]
                                                                      ----------

          SubTotal License Fees Due                                      [***]

          12-Month Maintenance and Support Fees - %      [***]           [***]
                                                                      ----------

          Grand Total Fees Due                                           [***]

2.   Support Fees:

     . Maintenance is [***] of the net License Fees shown above and includes 24 hour by 7 day support for Year 1 (May 2000-April 2001).
     . For Years 2 and 3, maintenance will be [***] of the net License Fees shown above and includes 24 hour by 7 day support (May 2001-April
          2003).
     . Maintenance start date for year 1 and thereafter shall be equal to delivery date (May 15, 2000) of Product.
     . Year 1 maintenance in the amount of [***] shall be due [***] Prox following receipt of valid invoice.
     . Subsequent years' maintenance shall be per "Maintenance Service Terms and Conditions" attachment of the Software License Agreement this Product Schedule.

1. Services Support: Service provided by Plumtree Software that are not covered by the Maintenance contract will be billed at [***] per hour.

2. Payment Schedule: Plumtree shall invoice Ford Associated Companies for the fees due and Ford Associated Companies shall pay under [***] Prox of the invoice date.

LICENSOR: PLUMTREE SOFTWARE                 LICENSEE: FORD ASSOCIATED COMPANIES

/s/ PETER SEIDENBERG                        /s/ JOHN LA DUKE
----------------------------------          ------------------------------------
Authorized Signature                        Authorized Signature

Peter Seidenberg                            John La Duke
----------------------------------          ------------------------------------
Name                                        Name

Director of Finance                         Purchasing Supervisor
----------------------------------          ------------------------------------
Title                                       Title

    5/12/2000                                           5/12/00
----------------------------------          ------------------------------------
Date                                        Date

[***] Denotes language for which Plumtree has requested confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.